UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 31, 2006
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                            SURGE GLOBAL ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-24269                 34-1454529
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

     12220 El Camino Real, Suite 410                                    92130
          San Diego, California
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code        (858) 704-5010
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement

On or about January 31, 2006, we entered into a sublease with Granite Financial Group, LLC, for our new principal executive offices, located at 12220 El Camino Real, Suite 410, San Diego, California 92130. The term of the sublease is one year, commencing on January 12, 2006. We are obligated to pay rent in the amount of $3,600 per month through September 30, 2006, and $3,664 per month from October 1, 2006, through the end of the term, which includes utilities.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SURGE GLOBAL ENERGY, INC.,
                                        a Delaware corporation


Date: March 15, 2006                    By: /s/ David Perez
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                                            David Perez,
                                            Chief Executive Officer